Exhibit 99.1

Quarterly

Operating Supplement

Third Quarter 2007

1	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

September 30, 2007

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz for selected statutory information.

Company Profile

Radian, founded in 1985 and rated* AA by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P) and Aa3 by Moody’s Investor Service (Moody’s), is a niche insurer of public finance transactions and a provider of credit enhancement to leading financial institutions in the structured finance market. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the AAA-rated monoline financial guarantors. In addition, Radian provided Trade Credit reinsurance until 2005, when this line of business was placed in runoff.

Radian is a subsidiary of Radian Group Inc. (Radian Group) (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

For more information regarding Radian and Radian Group, please visit our website at www.radian.biz

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	Director of Marketing, Public Finance
1 212 983.3100	1 212 984.9222
www.radian.biz	john.deluca@radian.biz

*	Radian Group formally requested that Fitch Ratings (Fitch) withdraw its ratings of all Radian Group entities on September 5, 2007. Fitch rates Radian A+ (outlook: Evolving). Please refer to our website for more information.

2	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Nine months ended
	September 30 2007	September 30 2006	September 30 2007	September 30 2006
Revenues
Net premiums written - insurance	$59,068	$33,087	$144,462	$138,704
Net premiums written - derivatives	11,093	15,481	30,023	44,912

Total net premiums written	$70,161	$48,568	$174,485	$183,616

Net premiums earned - insurance	$32,678	$33,184	$98,200	$97,934
Net premiums earned - derivatives	13,921	18,634	48,644	52,892

Total net premiums earned	46,599	51,818	146,844	150,826

Net investment income	26,456	23,793	76,813	68,130
Gain on sale of investments	5,473	79	13,873	1,548
Change in fair value of derivative instruments	(255,833)	3,919	(263,313)	(8,861)

Total revenues	(177,305)	79,609	(25,783)	211,643

Expenses
Losses and loss adjustment expenses	52,133	3,551	48,174	17,670
Policy acquisition costs	10,923	11,023	34,002	35,943
Other operating expenses	9,933	15,924	36,799	45,943
Other expense	3,833	3,464	12,226	10,922

Total expenses	76,822	33,962	131,201	110,478

(Loss) income before income taxes	(254,127)	45,647	(156,984)	101,165
Income tax (benefit) expense	(101,709)	9,283	(75,598)	19,445

Net (loss) income	$(152,418)	$36,364	$(81,386)	$81,720

Financial Ratios
Loss and LAE Ratio	111.9%	6.9%	32.8%	11.7%
Underwriting Expense Ratio	44.8%	52.0%	48.2%	54.3%

Combined Ratio	156.7%	58.9%	81.0%	66.0%

*	See Consolidated Explanatory Notes on page 18.

3	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	September 30 2007	December 31 2006
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,051,882 and $2,111,479)	$2,069,556	$2,171,578
Hybrid securities, at fair value (amortized cost $147,968)	167,363	—
Trading securities, at fair value (cost $17,459)	—	28,340
Common stock, at fair value (cost $931 and $931)	1,152	1,152
Short-term investments	233,601	93,042

Total Investments	2,471,672	2,294,112
Cash and cash equivalents	12,007	2,371
Deferred income taxes—net	14,681	—
Accrued interest and dividends receivable	27,728	27,860
Premiums and other receivables	26,535	25,760
Deferred policy acquisition costs	171,037	153,094
Prepaid reinsurance premiums	1,569	1,184
Reinsurance recoverable on unpaid losses	169	2,259
Prepaid federal income taxes	14,995	14,995
Federal income tax recoverable	10,807	409
Credit derivatives	28,206	118,721
Other assets	9,340	7,752

Total Assets	$2,788,746	$2,648,517

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$204,921	$173,990
Reinsurance payable on paid losses and loss adjustment expenses	2,857	1,853
Deferred premium revenue	706,522	659,877
Deferred federal income taxes	—	109,849
Payable to affiliates	2,374	5,141
Credit derivatives	243,955	59,143
Accrued expenses and other liabilities	21,104	32,388

Total Liabilities	1,181,733	1,042,241

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	703,641	600,654
Retained earnings	866,874	944,996
Accumulated other comprehensive income	21,498	45,626

Total Shareholder’s Equity	1,607,013	1,606,276

Total Liabilities and Shareholder’s Equity	$2,788,746	$2,648,517

*	See Consolidated Explanatory Notes on page 18.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended			Nine months ended
	September 30 2007	September 30 2006	Percent Change	September 30 2007	September 30 2006	Percent Change
Public Finance Direct	$17,748	$11,113	59.7%	$48,656	$49,358	–1.4%
Structured Finance Direct	3,812	3,882	–1.8%	12,075	14,452	–16.4%
Public Finance Reinsurance	31,432	13,844	127.0%	67,082	60,539	10.8%
Structured Finance Reinsurance	5,001	4,365	14.6%	16,606	12,775	30.0%
Trade Credit Reinsurance	837	(332)	–352.1%	1,507	3,686	–59.1%
Derivatives	11,470	15,819	–27.5%	30,446	45,243	–32.7%

	$70,300	$48,691	44.4%	$176,372	$186,053	–5.2%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended			Nine months ended
	September 30 2007	September 30 2006	Percent Change	September 30 2007	September 30 2006	Percent Change
Public Finance Direct	$10,765	$8,227	30.8%	$32,311	$23,381	38.2%
Structured Finance Direct	4,426	3,561	24.3%	13,506	13,847	–2.5%
Public Finance Reinsurance	11,105	12,097	–8.2%	33,897	28,255	20.0%
Structured Finance Reinsurance	5,560	5,431	2.4%	17,496	15,619	12.0%
Trade Credit Reinsurance	822	3,868	–78.7%	990	16,832	–94.1%
Derivatives	13,921	18,634	–25.3%	48,644	52,892	–8.0%

	$46,599	$51,818	–10.1%	$146,844	$150,826	–2.6%

Consolidated Net Unearned Premium Amortization

and Estimated Future Installment Premiums**

As of September 30, 2007

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2007	$687.1	$34.0	$6.8	$40.8
2008	620.8	66.3	78.6	144.9
2009	564.1	56.7	73.0	129.7
2010	513.2	50.9	58.6	109.5
2011	465.9	47.3	56.0	103.3

2007 – 2011	465.9	255.2	273.0	528.2
2012 – 2016	271.5	194.4	164.6	359.0
2017 – 2021	137.3	134.2	50.4	184.6
2022 – 2026	54.4	82.9	34.8	117.7
After 2026	—	54.4	56.3	110.7

Total	—	$721.1	$579.1	$1,300.2

*	See Consolidated Explanatory Notes on page 18.
**	This table depicts the expected amortization of the unearned premium, net of prepaid reinsurance premiums, including credit derivatives, for the existing financial guaranty portfolio, assuming no advance refundings as of September 30, 2007. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

5	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Nine months ended
	September 30 2007	September 30 2006	September 30 2007	September 30 2006
Claims Paid
Trade Credit	$1,853	$4,485	$6,445	$12,301
Financial Guaranty	1,030	320	1,032	6,817
Conseco Finance Corp	2,663	3,505	8,782	12,250

Total	$5,546	$8,310	$16,259	$31,368

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(1,514)	$(401)	$(5,087)	$6,092
Financial Guaranty	53,647	3,952	53,261	12,860
Conseco Finance Corp	—	—	—	(1,282)

Total	$52,133	$3,551	$48,174	$17,670

Net payments under derivative contracts	$1	$(1,136)	$1	$64,277

Components of Losses and Loss Adjustment Expense Reserves

	September 30 2007	December 31 2006
Financial Guaranty
Case	$33,509	$42,459
Allocated non-specific	90,948	26,185
Unallocated non-specific	49,310	60,431

	173,767	129,075

Trade Credit and Other
Case	16,173	20,770
IBNR	14,981	24,145

	31,154	44,915

Total	$204,921	$173,990

*	See Consolidated Explanatory Notes on page 18.

6	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	September 30 2007	December 31 2006
Notional value— insured portfolio	$47,540.4	$43,728.0

Gross unrealized gains	$28.2	$118.7
Gross unrealized losses	227.8	24.3

Net (losses) gains	$(199.6)	$94.4

Income Statement Information

	Quarter ended		Nine months ended
	September 30 2007	September 30 2006	September 30 2007	September 30 2006
Net (losses) gains on trading securities	$(0.2)	$(1.3)	$(0.3)	$0.7
Net (losses) gains recorded on derivatives	(255.6)	5.2	(263.0)	(9.6)

Change in fair value of derivative instruments	$(255.8)	$3.9	$(263.3)	$(8.9)

Net Gains and (Losses)

	September 30 2007	December 31 2006
Balance at January 1	$94.4	$23.4
Net (losses) gains recorded	(263.0)	7.4
Settlements of derivatives contracts:
Early termination receipts	(31.0)	—
Defaults
Recoveries	—	(4.5)
Payments	—	68.1

Balance at end of period	$(199.6)	$94.4

*	See Consolidated Explanatory Notes on page 18.

7	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Selected Consolidated Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (09/30/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
AAA	$1,690.8	68.4%	$1,573.2	68.5%
AA	396.1	16.0%	404.4	17.6%
A	209.6	8.5%	172.6	7.5%
BBB	169.3	6.9%	132.4	5.8%
BIG	—	0.0%	3.5	0.2%
NR	4.7	0.2%	5.8	0.3%
Other	1.2	0.0%	2.2	0.1%

Total	$2,471.7	100.0%	$2,294.1	100.0%

Asset Class	Book Value (09/30/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
Municipal Bonds	$1,716.5	69.4%	$1,703.6	74.2%
Taxable Bonds	353.1	14.3%	344.2	15.0%
Convertible Bonds	138.8	5.6%	116.5	5.1%
Short-Term	233.6	9.5%	93.0	4.1%
Other	29.7	1.2%	36.8	1.6%

Total	$2,471.7	100.0%	$2,294.1	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Average duration of 5.9 years and 5.6 years at 09/30/2007 and 12/31/2006, respectively.

8	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	September 30, 2007			September 30, 2006
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$1,320	$2,630	$3,950	$526	$2,055	$2,581
Structured Finance	1,738	381	2,119	5,085	486	5,571

Total	$3,058	$3,011	$6,069	$5,611	$2,541	$8,152

	Nine months ended
	September 30, 2007			September 30, 2006
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$2,788	$6,831	$9,619	$1,856	$4,942	$6,798
Structured Finance	13,064	1,080	14,144	16,996	1,298	18,294

Total	$15,852	$7,911	$23,763	$18,852	$6,240	$25,092

Sector Breakout

	Net Par Outstanding (09/30/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
General Obligations	$19,060	16.9%	$16,760	16.1%
Healthcare	10,632	9.4%	10,198	9.8%
Utilities	6,389	5.7%	6,269	6.0%
Transportation	6,305	5.6%	5,426	5.2%
Tax Backed	5,795	5.1%	5,269	5.1%
Education	4,308	3.8%	4,095	3.9%
Investor-Owned Utilities	3,450	3.1%	2,355	2.3%
Long Term Care	1,576	1.4%	1,464	1.4%
Housing	717	0.6%	793	0.8%
Other Public Finance	1,530	1.4%	1,184	1.1%

Subtotal Public Finance	$59,762	53.0%	$53,813	51.7%

Structured Finance
Collateralized Debt Obligations	$46,773	41.5%	$43,989	42.3%
Asset Backed – Consumer	1,334	1.2%	1,310	1.3%
Asset Backed – Commercial and Other	1,244	1.1%	1,109	1.1%
Asset Backed – Mortgage and MBS	1,059	0.9%	1,023	1.0%
Other Structured Finance	2,594	2.3%	2,722	2.6%
Subtotal Structured Finance	53,004	47.0%	50,153	48.3%

Total	$112,766	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Reflects one quarter lag

9	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (09/30/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
AAA	$1,814	1.6%	$1,371	1.3%
AA	18,204	16.2%	16,436	15.8%
A	20,680	18.3%	18,715	18.0%
BBB	17,397	15.4%	15,808	15.2%
Below Investment Grade	1,617	1.4%	1,293	1.2%
Not Rated	50	0.1%	190	0.2%

Subtotal Public Finance	$59,762	53.0%	$53,813	51.7%

Structured Finance
AAA	$47,691	42.3%	$41,800	40.2%
AA	841	0.7%	2,976	2.9%
A	1,324	1.2%	1,481	1.5%
BBB	2,364	2.1%	2,511	2.4%
Below Investment Grade	102	0.1%	119	0.1%
Not Rated	682	0.6%	1,266	1.2%

Subtotal Structured Finance	$53,004	47.0%	$50,153	48.3%

Total
AAA	$49,505	43.9%	$43,171	41.5%
AA	19,045	16.9%	19,412	18.7%
A	22,004	19.5%	20,196	19.5%
BBB	19,761	17.5%	18,319	17.6%
Below Investment Grade	1,719	1.5%	1,412	1.3%
Not Rated	732	0.7%	1,456	1.4%

Total	$112,766	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (09/30/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Domestic public finance
California	$7,140	6.3%	$6,185	5.9%
New York	5,617	5.0%	5,051	4.9%
Texas	4,419	3.9%	4,158	4.0%
Florida	3,361	3.0%	3,245	3.1%
Pennsylvania	3,248	2.9%	2,892	2.8%
Illinois	3,101	2.7%	2,881	2.8%
Massachusetts	2,492	2.2%	2,238	2.2%
New Jersey	2,367	2.1%	2,250	2.2%
Washington	1,900	1.7%	1,775	1.7%
Colorado	1,730	1.5%	1,409	1.3%
Top ten states – domestic public finance subtotal	35,375	31.3%	32,084	30.9%
Total of other states – domestic public finance	19,702	17.5%	18,685	17.9%
Total domestic public finance	55,077	48.8%	50,769	48.8%
Domestic structured finance	36,833	32.7%	37,205	35.8%
International public and structured finance	20,856	18.5%	15,992	15.4%

Total	$112,766	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 18.

11	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (09/30/2007)	Percent of total Net Par	Rating**
New York, NY – G.O.	$818	0.7%	AA
California – G.O.	800	0.7%	A+
Port Authority of New York & New Jersey	604	0.5%	AA-
Chicago, IL – G.O.	578	0.5%	AA
Washington – G.O.	450	0.4%	AA+
Massachusetts – G.O.	417	0.4%	AA
Los Angeles Unified School District, CA	414	0.4%	AA-
Massachusetts School Building Authority	359	0.3%	AA+
New Jersey Transportation Trust Fund Authority	358	0.3%	AA-
Metropolitan Transportation Authority, NY	352	0.3%	A
Puerto Rico – G.O.	321	0.3%	BBB-
New Jersey Economic Development Authority School Facilities	307	0.3%	AA-
Illinois – G.O.	299	0.3%	AA
Long Island Power Authority, NY	296	0.3%	A-
Illinois Toll Highway Authority	289	0.3%	AA-
Reliance Rail Corp.	277	0.2%	A-
Jefferson County, AL – Sewer Revenue	274	0.2%	A
District of Columbia	258	0.2%	A+
San Francisco International Airport, CA	252	0.2%	A+
New Jersey Turnpike Authority	248	0.2%	A
Houston Airport System, TX	238	0.2%	A+
Massachusetts Water Resources Authority	237	0.2%	AA
California Economic Recovery Bonds	235	0.2%	AA-
New York City Municipal Water Finance, NY	225	0.2%	AA+
Denver Airport System, CO	211	0.2%	A+

Total	$9,117	8.0%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	Seven $600 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $599 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

•	One $563 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $511 million transaction representing a Managed Cashflow Investment Grade Asset-Backed CDO rated AAA.

•	Twenty eight $450 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

These 40 transactions combine to total $19.4 billion, or 17.2% of Radian’s Net Par Outstanding as of September 30, 2007.

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended September 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (09/30/2007)	Percent of total Net Par
Public Finance
General Obligations	$1,077	1.0%
Utilities	124	0.1%
Tax Backed	102	0.1%
Education	88	0.1%
Healthcare	86	0.1%
Long Term Care	56	0.0%
Transportation	23	0.0%
Housing	22	0.0%
Other Public Finance	39	0.0%

Subtotal Public Finance	1,617	1.4%

Structured Finance
Asset Backed – Consumer	70	0.1%
Asset Backed – Commercial and Other	25	0.0%
Collateralized Debt Obligations	7	0.0%
Subtotal Structured Finance	102	0.1%

Total	$1,719	1.5%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (09/30/2007)	Percent of total Net Par	Rating**
Catholic Healthcare West	$144	0.1%	A+
Bon Secours Health System Inc	131	0.1%	A-
MedStar Health	117	0.1%	A-
Partners Healthcare System	114	0.1%	AA
Kaiser Permanente	109	0.1%	A+
Consort Healthcare Limited	106	0.1%	BBB-
Methodist Hospital	105	0.1%	AA
Group Health Cooperative	102	0.1%	A-
Adventist Health System	101	0.1%	A+
Ascension Health	98	0.1%	AA+

Total	$1,127	1.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO Exposure

	Net Par Outstanding (09/30/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
Direct	$44,917	96.0%	$42,110	95.7%
Assumed	1,856	4.0%	1,879	4.3%

Total	$46,773	100.0%	$43,989	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (09/30/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
AAA	$46,120	98.6%	$40,448	92.0%
AA	302	0.6%	2,357	5.4%
A	223	0.5%	505	1.1%
BBB	121	0.3%	271	0.6%
Below Investment Grade	7	0.0%	8	0.0%
Not Rated	—	0.0%	400	0.9%

Total	$46,773	100.0%	$43,989	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (09/30/2007)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2006)	Percent of Direct CDO Net Par
Corporates	$38,549	85.8%	$36,319	86.2%
Other	6,368	14.2%	5,791	13.8%

Total	$44,917	100.0%	$42,110	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

14	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO of ABS, CMBS, and Multi-sector Portfolio

Type of Collateral as a Percentage of Total Pool

Year Insured	Legal Final Maturity	Net Par Outstanding (09/30/2007)	ABS	RMBS	Subprime RMBS	CMBS	Investment Grade Corporate	High Yield Corporate	CDO of ABS	CDO of CDO	Other	Total Collateral Pool	S&P Rating	Moody’s Rating	Original AAA Subordination	Radian Attachment Point	% RMBS A or Better	% Subprime A or Better
2003	2010	$100	5.3%	30.2%	24.0%	23.6%	0.0%	0.0%	12.5%	0.8%	3.6%	100.0%	BBB	N/R	7.8%	2.0%	89.2%	96.9%
2004	2009	255	32.0%	38.8%	0.0%	0.0%	27.0%	2.2%	0.0%	0.0%	0.0%	100.0%	AAA	Aaa	2.2%	19.5%	100%	100.0%
2005	2010	150	25.2%	49.0%	15.8%	0.0%	8.5%	1.5%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	4.5%	13.0%	100%	100.0%
2006	2046	511	0.0%	23.1%	42.5%	13.4%	0.0%	0.0%	13.4%	2.8%	4.8%	100.0%	AAA	Aaa	4.9%	20.0%	82.5%	96.1%
2006	2047	450	0.0%	0.0%	0.0%	100%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	2.4%	6.8%	0.0%	0.0%
2006	2049	599	0.0%	0.0%	0.0%	100%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	0.6%	5.1%	0.0%	0.0%
2006	2056	352	0.0%	0.0%	0.0%	100%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	5.5%	6.5%	0.0%	0.0%
2007	2047	430	0.0%	0.0%	0.0%	100%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	Aaa	2.4%	7.0%	0.0%	0.0%

Total		$2,847

*	See Consolidated Explanatory Notes on page 18.

15	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Non-CDO RMBS Portfolio: Breakdown by Asset Type

	Net Par Outstanding (09/30/2007)	% of RMBS Portfolio	Direct	Assumed from AAA Primaries	% 2006/2007 Vintage	Ratings**
						AAA	AA	A	BBB***	BIG****
Subprime	$581 MM 182 Policies	57.4%	$154 MM 7 Policies 26.5%	$427 MM 175 Policies 73.5%	17.7% / 24.0%	26.5%	0.1%	15.0%	31.0%	27.4%
Prime	$380 MM 104 Policies	37.5%	$205 MM 10 Policies 53.9%	$175 MM 94 Policies 46.1%	19.8% / 9.0%	86.8%	7.6%	1.5%	4.1%	0.0%
Alt A	$46 MM 7 Policies	4.5%	$0 MM 0 Policies 0%	$46 MM 7 Policies 100.0%	24.1% / 23.8%	59.4%	40.6%	0.0%	0.0%	0.0%
Second to Pay	$6 MM 6 Policies	0.6%	$0 MM 0 Policies 0%	$6 MM 6 Policies 100.0%	0.0% / 0.0%	100.0%	0.0%	0.0%	0.0%	0.0%
Total RMBS	$1,013 MM 299 Policies	100.0%	$359 MM 17 Policies 35.4%	$654 MM 282 Policies 64.6%	18.7% / 18.3%	51.1%	4.7%	9.2%	19.3%	15.7%

Note: No direct RMBS have been written since 2005 and no direct Subprime RMBS have been written since 2004

*	See Consolidated Explanatory Notes on page 18.
**	Ratings are based on internal ratings
***	100% of the BBB exposure is assumed through treaties from the AAA primaries
****	All of the BIG exposure is on Radian’s Watch List and reserves have been established for these as needed

16	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 09/30/2007	Ending Net Debt Service Outstanding
2007	$1,822	$154,921
2008	6,104	148,817
2009	7,542	141,275
2010	7,232	134,043
2011	6,899	127,144
2012-2016	52,788	74,356
2017-2021	28,770	45,586
2022-2026	17,356	28,230
After 2026	28,230	—

Total	$156,743

*	See Consolidated Explanatory Notes on page 18.

17	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, (RAAL) Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions Group Inc.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2006.

2. Prior year amounts have been restated to conform to current year presentation.

3. For the quarter ended September 30, 2007, the change in fair value of derivatives was $(255.8) million. The substantial loss resulted from the widening of credit spreads. For the nine months ended September 30, the change in fair value of derivatives was $(263.3) million and $(8.9) million for 2007 and 2006, respectively. The 2007 nine month results were also impacted by the widening of credit spreads. The 2006 nine month results include a loss of $(17.2) million from a credit that settled in March 2006.

4. The current quarter’s increase in losses and loss adjustment expenses is primarily related to one financial guaranty transaction. An allocated non-specific reserve of $50 million was established for this transaction.

5. On September 7, 2007, Radian received a $100.0 million capital contribution from Radian Group. These funds are included in short-term investments.

6. On February 6, 2007, Radian Group and MGIC Investment Corporation (MGIC) entered into an Agreement and Plan of Merger pursuant to which Radian Group agreed, subject to the terms and conditions of the merger agreement, to merge with and into MGIC. On September 4, 2007, Radian Group and MGIC mutually agreed to terminate the Merger.

On September 5, 2007, following the termination of the merger of Radian Group with MGIC, Fitch downgraded the insurance financial strength rating of Radian to A+ from AA and revised its Rating Outlook to Evolving. As a result of this downgrade, one reinsurance customer had the right to recapture approximately $1.0 billion in net par outstanding insured by Radian. On September 25, 2007, this insurer waived its right to recapture this business, without additional cost to us. Radian Group believes that the Fitch downgrade is unwarranted, and on September 5, 2007, Radian Group formally requested that Fitch immediately withdraw its ratings for Radian Group and all of its entities. Radian Group informed Fitch that it would no longer be providing information to Fitch in support of its rating of Radian. On September 9, 2007, Fitch announced that it would not honor Radian Group’s request at this time in light of the current high level of investor interest in the financial guaranty industry, but that Fitch would instead monitor investor interest and make a decision with respect to Radian Group’s request at a future date based on market feedback. Fitch also acknowledged that it would withdraw its rating regardless of investor interest if it believed that it no longer had access to adequate public and non-public information to credibly maintain its rating.

18	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or credit spreads; future credit market disruptions—in particular, further deterioration in the housing, mortgage and related credit markets; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and financial guaranty insurance policies; material changes in the persistency rates of our mortgage insurance policies; losses associated with the aging of our mortgage insurance portfolio; ratings actions with respect to Radian Group’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian Group’s operating subsidiaries, including Radian; heightened competition from other insurance providers, from federal and state governmental or quasi-governmental entities such as the FHA and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; vulnerability to the performance of Radian Group’s strategic investments and Radian Group’s ability to recover any or all of the amounts outstanding under its existing demand note to Credit-Based Asset Servicing and Securitization; legal and other limitations on the amount of dividends that Radian Group may receive from its insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of Radian Group’s annual report on Form 10-K for the year ended December 31, 2006, including the material changes to these risk factors identified in Item 1A of Part II of Radian Group’s quarterly report on Form 10-Q for the quarter ended September 30, 2007. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

19	Quarterly Operating Supplement for the Period Ended Sept. 30, 2007 / Safe Harbor Statement